As filed with the Securities and Exchange Commission (via EDGAR)
on July 10, 1995
                                          Registration No. 33-
- ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  VIACOM INC.
             (Exact name of registrant as specified in its charter)
                              -------------------
Delaware                           4841                04-2949533
(State or other       (Primary Standard Industrial    (I.R.S. Employer
jurisdiction of       Classification Code Number)     Identification No.)
incorporation or
organization)

                                 1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         Paramount Communications Inc.
                       1984 and 1989 Stock Options Plans
                              (Full Name of Plans)

                            Philippe P. Dauman, Esq.
                   Executive Vice President, General Counsel,
                   Chief Administrative Officer and Secretary
                                  Viacom Inc.
                                 1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -----------------------
                        CALCULATION OF REGISTRATION FEE
- ------------------------------------------------------------------------------
                             ----------------------
                                     Proposed          Proposed
                                     Maximum           Aggregate    Amount of
Title of Class                       Offering Price    Offering     Registration
of Securities      Amount to         Per Unit          Price        Fee (2)
To Be Registered   be Registered
- ------------------------------------------------------------------------------

Class B Common
Stock              1,070,000            (1)               (2)      $19,237(3)


     (1)  Not applicable.

     (2)  The aggregate exercise price for all options is $65,143,928.

     (3) Represents a total fee of $22,463 less $3,226 previously paid on Registration Statement (33-55173), filed by Viacom Inc. on August 22, 1994.

                                    PART II
               Information Required in the Registration Statement



     The contents of the Viacom Inc. Registration Statement on Form S-8 (33-55173) filed with the Securities and Exchange Commission (via EDGAR) on August 22, 1994, other than the response to Item 8, is hereby incorporated by reference.

Item 8. Exhibits.
        --------

          4.1 Paramount Communications Inc. 1984 Stock Option Plan, as amended (incorporated by reference to Exhibit (10)(iii)(A)(1) to the Quarterly Report on Form 10-Q of Paramount Communications Inc. for the quarter ended April 30, 1992).

          4.2 Paramount Communications Inc. 1989 Stock Option Plan, as amended (incorporated by reference to Exhibit (10)(iii)(A)(2) to the Quarterly Report on Form 10-Q of Paramount Communications Inc. for the quarter ended April 30, 1992).

          4.3 Restated Certificate of Incorporation of Viacom Inc. as filed with the Secretary of State of the State of Delaware on May 21, 1992 (incorporated by reference to Exhibit 3(a) to the Annual Report on Form 10-K of Viacom Inc. for the fiscal year ended December 31, 1992, as amended by Form 10-K/A Amendment No. 1 dated November 29, 1993 and as further amended by Form 10-K/A Amendment No. 2 dated December 9, 1993 (File No. 1-9553))

          4.4 Form of Amendment to Restated Certificate of Incorporation of Viacom Inc. (incorporated by reference to Annex VII to the Joint Proxy Statement/Prospectus of Viacom Inc. dated June 6, 1994 (Registration No. 33-53977))

          4.5 By-laws of Viacom Inc. (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 filed by Viacom Inc. (Registration No. 33-13812))

          5 Opinion of Philippe P. Dauman, Esq. as to the legality of the securities being registered

          23.1 Consent of Price Waterhouse LLP

          23.2 Consent of Ernst & Young LLP

          23.3 Consent of Arthur Andersen LLP

          23.4 Consent of Philippe P. Dauman, Esq. (contained in Exhibit 5)

          24   Powers of Attorney

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on July 10, 1995.


                                           VIACOM INC.
                                           (Registrant)


                                           By:  /s/ PHILIPPE P. DAUMAN
                                              --------------------------------
                                              Name:  Philippe P. Dauman
                                              Title: Executive Vice President,
                                                     General Counsel, Chief
                                                     Administrative Officer
                                                     and Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons on July 10, 1995 in the capacities shown:


        Signature                                       Title
        ---------                                       -----


          *                                      Director
- ------------------------------
George S. Abrams

          *                                      Director
- ------------------------------
Steven R. Berrard

/s/ FRANK J. BIONDI, JR.                         Director, President,
- ------------------------------                   Chief Executive Officer
Frank J. Biondi, Jr.                             (Principal Executive Officer)

/s/ PHILIPPE P. DAUMAN                           Director
- ------------------------------
Philippe P. Dauman

          *                                      Director
- ------------------------------
William C. Ferguson

          *                                      Director
- ------------------------------
H. Wayne Huizenga

          *                                      Director
- ------------------------------
George D. Johnson, Jr.

          *                                      Director
- ------------------------------
Ken Miller

          *                                      Director
- ------------------------------
Brent D. Redstone

          *                                      Director
- ------------------------------
Shari Redstone

          *                                      Director
- ------------------------------
Sumner M. Redstone

          *                                      Director
- ------------------------------
Frederic V. Salerno

          *                                      Director
- ------------------------------
William Schwartz

/s/ GEORGE S. SMITH, JR.                         Senior Vice President, Chief
- ------------------------------                   Financial Officer
George S. Smith, Jr.                             (Principal Financial Officer)

/s/ SUSAN C. GORDON                              Vice President, Controller,
- ------------------------------                   Chief Accounting Officer
Susan C. Gordon                                  (Principal Accounting Officer)



*By:  /s/ PHILIPPE P. DAUMAN                     July 10, 1995
    --------------------------
      Philippe P. Dauman
      Attorney-in-Fact under Powers
      of Attorney filed as Exhibit 24
      to this Registration Statement

                                 Exhibit Index
                                 -------------

Exhibit No.     Description                                           Page
- ----------      -----------                                           ----

4.1 Paramount Communications Inc. 1984 Stock Option Plan, as amended (incorporated by reference to Exhibit (10)(iii)(A)(1) to the Quarterly Report on Form 10-Q of Paramount Communications Inc. for the quarter ended April 30, 1992).

4.2 Paramount Communications Inc. 1989 Stock Option Plan, as amended (incorporated by reference to Exhibit (10)(iii)(A)(2) to the Quarterly Report on Form 10-Q of Paramount Communications Inc. for the quarter ended April 30, 1992).

4.3 Restated Certificate of Incorporation of Viacom Inc. as filed with the Secretary of State of the State of Delaware on May 21, 1992 (incorporated by reference to Exhibit 3(a) to the Annual Report on Form 10-K of Viacom Inc. for the fiscal year ended December 31, 1992, as amended by Form 10-K/A Amendment No. 1 dated November 29, 1993 and as further amended by Form 10-K/A Amendment No. 2 dated December 9, 1993 (File No. 1-9553))

4.4 Form of Amendment to Restated Certificate of Incorporation of Viacom Inc. (incorporated by reference to Annex VII to the Joint Proxy Statement/Prospectus of Viacom Inc. dated June 6, 1994 (Registration No. 33-53977))

4.5 By-laws of Viacom Inc. (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 filed by Viacom Inc. (Registration No. 33-13812))

5 Opinion of Philippe P. Dauman, Esq. as to the legality of the securities being registered

23.1            Consent of Price Waterhouse LLP

23.2            Consent of Ernst & Young LLP

23.3            Consent of Arthur Andersen LLP

23.4            Consent of Philippe P. Dauman, Esq. (contained in Exhibit 5)

24              Powers of Attorney